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                                                                   Exhibit 99.2




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Angelica Corporation (the "Company") on Form 10-K for the fiscal year ended January 25, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, T. M. Armstrong, Senior Vice President - Finance & Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ T. M. Armstrong
                                            ----------------------------------
                                            T. M. Armstrong
                                            Senior Vice President - Finance &
                                            Administration and Chief Financial
                                            Officer of Angelica Corporation

                                            April 22, 2003



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.